EXHIBIT 10.1
                                                                    ------------

                             PROCERA  NETWORKS, INC.
                       CONFIDENTIAL SPECIAL WARRANT OFFER


                                  APRIL 7, 2005

     Procera Networks, Inc., a Nevada corporation ("Procera"), is offering to the holders of its outstanding Stock Purchase Warrants issued on December 9, 2003 (the "December 2003 Warrants") and the Stock Purchase Warrants issued on
June 27, 2004 (the "June 2004 Warrants") the opportunity to exercise such warrants at an adjusted exercise price, that will expire at 5:00 p.m. PDT on April 13, 2005, as more fully described in this Special Warrant Offer.
----------------

BACKGROUND

     On December 9, 2003, Procera issued the December 2003 Warrants which entitled the holder(s) thereof to purchase 1,227,688 shares of the common stock of Procera at an exercise price of $2.00 per share. The December 2003 Warrants expire on April 26, 2005.

     On June 27, 2004, Procera issued the June 2004 Warrants which entitled the holder(s) thereof to purchase 1,446,438 shares of the common stock of Procera at an exercise price of $2.00 per share. The June 2004 Warrants expire on June 30, 2006.

     As of March 31, 2005, 1,177,688 December 2003 Warrants and 1,446,438 June 2004 Warrants remain outstanding.

     On January 28, 2005, Procera filed a Registration Statement on Form S-3 to register shares sold in a private placement transaction which closed on December 30, 2005. The SEC reviewed this Registration filing and on February 25, 2005 issued two comment letters requesting further information from Procera. Procera has agreed with the SEC to file an Amendment to this Registration Statement on or about April 15, 2005.

SPECIAL  WARRANT  OFFER  FOR  DECEMBER  2003  WARRANTS

      Subject to the terms of this Warrant Offer, Procera hereby offers to the Holders of its December 2003 Warrants the right to exercise such warrants at a price of $1.50 per share (a $.50 per share reduction) and the expiration date is changed from April 26, 2005 to April 13, 2005.

SPECIAL  WARRANT  OFFER  FOR  JUNE  2004  WARRANTS

      Subject to the terms of this Warrant Offer, Procera hereby offers to the Holders of its June 2004 Warrants the right to exercise such warrants at a price of $1.40 per share (a $.60 per share reduction) and the expiration date is changed from June 30, 2006 to April 13, 2005.

PROCEDURE FOR PARTICIPATING IN THE SPECIAL WARRANT OFFER

     The  procedure  for  responding  to  Procera's  offer  is  a  follows:

     - Indicate on Exhibit A and Exhibit B, attached hereto, your "Acceptance" or your "Rejection" of this Special Warrant Offer and mail them to Procera in the self-addressed, postage paid Fedex envelope.


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     -    If  you  accept  the  exercise price reduction  for your December 2003
Warrants (Exhibit A) and/or you June 2004 Warrants (Exhibit B), complete and sign the Special Notice of Exercise form attached to Exhibit C and/or Exhibit D and mail them to Procera, together with your original December 2003 Warrant
Agreement and/or June 2004 Warrant Agreement, in the self-addressed, postage paid Fedex envelope.

     - In addition, wire funds to Procera for the aggregate exercise price of all warrants being exercised as follows:

               PAY  TO:                         [intentionally  omitted]

               ROUTING  TO:                     [intentionally  omitted]

               FOR  CREDIT  OF:                 Procera  Networks,  Inc.

               CREDIT  ACCOUNT  NO.:            [intentionally  omitted]

     Any December 2003 Warrants and/or June 2004 Warrants that are exercised in full pursuant to this Special Warrant Offer will be cancelled and be of no further force or effect. For any December 2003 Warrants and/or June 2004 Warrants that are exercised in part, Procera will issue a new Warrant Agreement of like tenor representing the right to purchase the remaining number of shares issuable under that particular warrant, at a price of $2.00 per share, under their original terms.

EXPIRATION OF SPECIAL WARRANT OFFER

     This Special Warrant Offer will expire at 5:00 P.M., PDT time, on April 13, 2005, unless otherwise extended by the Company in its sole discretion.

     After the expiration of this Special Warrant Offer, all outstanding December 2003 and/or June 2004 Warrants may be exercised only in accordance with their original terms and conditions.

EFFECTIVE DATE AND DELIVERY OF SHARES

     As of the close of business on the date of Procera's receipt of: (i) your signed Acceptance Form; (ii) your signed Special Notice of Exercise; (iii) your payment of the aggregate Exercise Price; and (iv) your original December 2003 and/or June 2004 Warrants, the December 2003 Warrants shall be deemed amended to the extent exercised and the June 2004 Warrants shall be deemed amended to the extent exercised . In addition, the respective Warrants will be deemed to have been exercised to the extent indicated in your Special Notice of Exercise and you will be deemed the record holder of the number of shares of Procera common stock issued upon such exercise.

     Within  ten  (10)  business  days  thereafter, Procera will deliver to you:

     - The shares of Procera common stock issued upon exercise by delivery of a physical certificate representing such shares of common stock; and

     - If your December Warrants and/or June Warrants were not fully exercised, new Warrant Agreements, representing the right to purchase the remaining number of shares issuable under each such warrant agreement under the original terms

     PROCERA WILL PROMPTLY FILE A SUPPLEMENT TO THE REGISTRATION STATEMENTS COVERING THE DECEMBER 2003 WARRANTS AND THE JUNE 2004 WARRANTS. THE SUPPLEMENT WILL ALLOW FOR TRADING OF THE SHARES UNDERLYING THE DECEMBER WARRANTS UNTIL APRIL 30, 2005. AFTER SUCH DATE, THE REGISTRATION STATEMENTS AND UNDERLYING PROSPECTUSES WILL EXPIRE AND NO LONGER BE CURRENT. PROCERA SHALL ALSO INCLUDE IN ITS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT FILED ON JANUARY 28, 2005,


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SCHEDULED FOR FILING ON OR ABOUT APRIL 15, 2005, THE NUMBER OF SHARES OF PROCERA
COMMON STOCK ISSUED UPON SUCH EXERCISE OF THE WARRANTS AS WELL AS ANY REMAINING DECEMBER 2003 AND JUNE 2004 WARRANTS.

ADDITIONAL INFORMATION

     If you have any questions about this Special Warrant Offer or if you would like any additional information about Procera, please contact Jay Zerfoss at
(408)  874-4332  or  jzerfoss@proceranetworks.com

                                        PROCERA  NETWORKS,  INC.

                                        By:  __________________________

                                               Douglas  J.  Glader

                                        Its:  Chief  Executive  Officer

                                    EXHIBIT A
                                    ---------

                                ACCEPTANCE  FORM

To:     Procera Networks, Inc.

        3175 S. Winchester Blvd.

        Campbell, CA 95008

        Attention:  Chief Financial Officer

I, the undersigned Holder of December 2003 Warrants, hereby [_]ACCEPT [_]REJECT the Special Warrant Offer dated April 7, 2005.

                                        HOLDER

                                        _________________________________

                                             (Signature of Holder)
                                        _________________________________

                                             (Printed Name of Holder)

                                        Address:  _______________________

                                                  _______________________

                                                  _______________________


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                                    EXHIBIT B

                                ACCEPTANCE  FORM

To:     Procera Networks, Inc.

        3175 S. Winchester Blvd.

        Campbell, CA 95008

        Attention:  Chief Financial Officer

I, the undersigned Holder of June 2004 Warrants, hereby [_]ACCEPT [_]REJECT the Special Warrant Offer dated April 7, 2005.

                                        HOLDER

                                        _________________________________

                                             (Signature of Holder)
                                        _________________________________

                                             (Printed Name of Holder)

                                        Address:  _______________________

                                                  _______________________

                                                  _______________________

                                   EXHIBIT  C

                           SPECIAL NOTICE OF EXERCISE

To:     Procera Networks, Inc.
        3175 S. Winchester Blvd.
        Campbell, CA 95008
        Attention:  Chief Financial Officer

     Pursuant to: (i) the original December 2003 Warrant Agreement; and (ii) the Special Warrant Offer, dated April 7, 2005, made by Procera Networks, Inc., a Nevada corporation (the "COMPANY"), the undersigned hereby irrevocably exercises the right to purchase:

     1. __________ (the "NUMBER") shares of the Company's Common Stock under the December Warrant Agreement, at a price of $1.50 per share and hereby agrees and consents to the concurrent cancellation of the right to purchase the Number of shares of Common Stock under the December 2003 Warrant Agreement.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the December 2003 Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. The undersigned represents that it is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended. Further, upon receipt of the Special Warrant Offer, through April 13, 2005 the undersigned hereby agrees not to offer sell, transfer or otherwise dispose of any shares of Procera Common Stock.

[_] The undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned, at the address set forth below, physical certificates representing such shares of Common Stock. The undersigned requests hat a new Warrant Agreement, representing any unexercised portion thereof, be issued in the name of the Holder and delivered to the undersigned at the address set forth below.

Dated:______________________

                              ___________________________________
                              Signature of Holder

                              ___________________________________
                              Printed Name of Holder

                              Address:  _________________________

                                        _________________________

                                        _________________________


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                                   EXHIBIT  D
                                   ----------

                           SPECIAL NOTICE OF EXERCISE

To:      Procera Networks, Inc.
         3175 S. Winchester Blvd.
         Campbell, CA 95008
         Attention:  Chief Financial Officer

     Pursuant  to:  (i)  the  attached original June 2004 Warrant Agreement; and
(ii) the Special Warrant Offer, dated April 7, 2005, made by Procera, Inc., a Nevada corporation (the "COMPANY"), the undersigned hereby irrevocably exercises the right to purchase:

     1. __________ (the "NUMBER") shares of the Company's Common Stock under the June 2004 Warrant Agreement, at a price of $1.40 per share and hereby agrees and consents to the concurrent cancellation of the right to purchase the Number of shares of Common Stock under the June 2004 Warrant Agreement.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the June 2004 Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. The undersigned represents that it is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended. Further, upon receipt of the Special Warrant Offer, through April 13, 2005 the undersigned hereby agrees not to offer sell, transfer or otherwise dispose of any shares of Procera Common Stock.

[_] The undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned, at the address set forth below, physical certificates representing such shares of Common Stock. The undersigned requests that a new Warrant Agreement, representing any unexercised portion thereof, be issued in the name of the Holder and delivered to the undersigned at the address set forth below.

Dated:______________________

                              ___________________________________
                              Signature of Holder

                              ___________________________________
                              Printed Name of Holder

                              Address:  _________________________

                                        _________________________

                                        _________________________


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